INVESTOR PRESENTATION

June 2012



www.longhaisteelinc.com

Longhai Steel Inc.
龙海钢铁

SAFE HARBOR STATEMENT

Matters discussed in this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this document, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify such forward-looking statements. These forward-looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause the actual results, performance or achievements to differ materially from those contemplated, expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties associated with the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U.S. actions subsequently; and other factors detailed in reports filed by the Company.



COMPANY OVERVIEW

CAPITAL STRUCTURE

INVESTMENT HIGHLIGHTS

COMPANY OVERVIEW

LONGHAI STEEL INC. IS A LEADING PRODUCER OF HIGH QUALITY STEEL WIRE LOCATED IN HEBEI PROVINCE, THE LARGEST STEEL PRODUCING PROVINCE IN CHINA.

- **Produces high quality steel wire ranging from 5.5mm to 18mm on highly advanced production equipment**

- **Products further processed downstream into materials primarily used in domestic construction and infrastructure projects**
  - Nails, screws, and wire mesh for use in reinforced concrete and fencing
  - 100% of products sold in PRC; 80% sold locally in Hebei. Dedicated staff of 505 employees
  - State-of-the-art facilities producing wire that exceeds PRC construction industry quality standards

- **Significant facility expansion in Fourth Quarter 2011 increased annual production capacity by 67%**
  - From 900,000 metric tons (MT) to 1.5 million MT
  - Produces higher quality steel wire that can be processed into carbon structure steel, cold heading steel, welding rod, steel stranded wire and steel belted radial tires, which are broadly used in automobile industry.

- **Faster turnaround, higher quality and competitive prices distinguish Longhai from competitors**



CAPITAL STRUCTURE

As of 5-1-12

Ticker :	LGHS
Market Cap :	$10.1 M
Shares Outstanding :	10.4 M
Share Price :	$1.00
Price / Earnings :	.09X
Revenue (TTM) :	$608 M
Earnings per Share (TTM) :	$1.19
Cash on Hand at 3/31/12 :	$4.7 M
52 Week Price Range :	$0.15 - $11



INVESTMENT HIGHLIGHTS

LONGHAI IS AN ATTRACTIVE INVESTMENT OPPORTUNITY FOR SEVERAL COMPELLING REASONS

Positioned to achieve meaningful, near-term growth

- Significant capacity expansion from 900,000 MT to 1.5 million MT - increase of capacity by 67%
- Organic growth via continued improvements in efficiency / margins and expansion of product offering
- Opportunity to consolidate fragmented industry segment and vertically integrate business

Government policies support industry consolidation

- Continued drive toward urbanization and sustained economic development
- Construction, infrastructure and automotive industries continue to drive demand
- Strong catalysts for extensive industry consolidation

Reputation and experience as a leading provider of wire in Hebei Province

- Experienced and knowledgeable management team
- Long-term customer relationships with local customers in largest steel-making province in China
- Known for superior quality, fast turnaround / delivery and customer support

Strong track record of industry-leading operating efficiencies

- Driven by modern equipment, economies of scale and extensive management experience



STEEL INDUSTRY IN CHINA

MARKET OPPORTUNITY IN CHINA

COMPETITIVE LANDSCAPE

THE STEEL INDUSTRY IN CHINA

Urbanization and industrialization are driving secular demand for steel in China.

#1 steel consumer and producer in the world.

Dominant global leader in crude steel consumption and production

- 2009 Global Crude Steel – consumed 48%; produced 46%
- Consumption to continue as per-capita consumption (420 kg) low, given continued development / growth

Favorable headwinds continue to drive production

- 1H2010 wire production up 16% vs. 1H 2009

Construction largest driver of steel usage

China's Steel Consumption by Industry



Petrochemical
Shipbuilding
Transportation
Light Industry
Automotive
Other
Equipment, Manufaacture
2%
5%
5%
6%
7%
8%
19%
48%
Construction

(1) Sources include custeel.com, CISA and SBB via China Steel equity research note (August 10th, 2010), and Company filings.

THE STEEL INDUSTRY IN CHINA

2011 Steel Wire Output by Province


Guangdong
Jiangxi
Shandong
Liaoning
Shanxi
Shanxi
Hebei
5%
5%
5%
6%
8%
13%
20%
38%
Others

China's Steel Wire Production (MT)


1,100.00
1,050.00
1,000.00
950.00
900.00
850.00
800.00
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
2011

MARKET OPPORTUNITY IN CHINA

Massive government stimulus package, intended to stimulate infrastructure development and construction growth, a powerful near-term growth catalyst

- $586 billion stimulus plan to create substantial steel demand in measures to boost construction in housing, roads, highways, dams and irrigation systems, airports and other projects
- Significant investment expected in construction of modern, high-speed railway
- Fixed Asset Investment in Infrastructure and Property projected to grow 10% and 17%, respectively, in 2011
- Low urbanization ratio provides ample opportunity for growth and continued demand
  - 85% U.S. - 57% 3rd World countries - 47% China

Strong catalysts for industry consolidation present growth / acquisition opportunities for large-scale, efficient producers

- Consolidation effort underway to reduce obsolete capacity, drive cost reductions and drive energy efficiency
- Expansion subject to strict control based on emissions, energy efficiency standards, furnace sizes and output capacities
- Government actions to limit greenfield operations driving M&A activities
- Policies aimed at putting > 60% of domestic capacity in top 10 producers by 2015 vs. 44% in 2009


LONG-TERM PROSPECTS FOR THE STEEL MARKET IN CHINA REMAIN FAVORABLE AS URBANIZATION, INDUSTRIALIZATION AND OTHER FORCES CONTINUE TO STIMULATE DEMAND[1]

(1) Sources include custeel.com, China Assoc. of Steel and Iron Works, CISA and SBB via China Steel equity research note (August 10th, 2010).

COMPETITIVE LANDSCAPE

CHINA'S STEEL INDUSTRY IS AMONG THE MOST FRAGMENTED IN THE WORLD[1].

Rapid build-out of industry led to intense fragmentation / competition

- State Owned Enterprises (SOE)
- "Backyard Operations"
- Private Operators (like Longhai)

Fragmented nature of industry an additional catalyst for consolidation

- Many lack scale / capital to improve outdated, inefficient processes
- Necessary to improve technological capabilities and producers to innovate autonomously
- Production fragmentation; duplicated development across regions

PRC Market Composition [1]


37%
Non-State-
Owned Mills
63%
State-Owned
Mills

(1) Sources include custeel.com, China Assoc. of Steel and Iron Works, CISA and SBB via China Steel equity research note (August 10th, 2010).

COMPETITIVE LANDSCAPE

Selected Local Competitors [2]				
Company	# Prod. Lines	Est. Capacity (Millions of MT)	Line Speed (Meters / Sec)	Ownership
Xingtai Steel Company	5	2.95	90	SOE
Longhai	3	1.5	90	Private
Hebei Xinjin Company	2	0.80	70, 90	Private
Wuan Mingfang Steel Company	2	0.90	90	Private
Yongnian Jianfa Company	1	0.30	60	Private

(2) Per Company management. NOTE 40% of Xingtai Steel Company's output competes directly with the Company's current product offering.



FACILITIES

PRODUCTS AND APPLICATIONS

SALES CHANNELS

CURRENT FACILITIES

LONGHAI'S HIGH QUALITY STEEL WIRE IS MANUFACTURED AT THE COMPANY'S EXPANSIVE ON-SITE PRODUCTION FACILITIES.

State-of-the-art production facilities in Xingtai, Hebei.

- 200,000 square-meter space covering production facilities, warehouses & offices.

Competitive Advantages via steel billet supply from Longhai Group.

- Adjacent facility - no transportation costs and lower energy costs for heating steel billet.
- Produce sourced through independent, third party trading companies at published daily index price.

Two high-speed Y-shaped production lines; wire produced at 90 meters / second.

- Lower oxidation from high speed yields superior, resilient finished product.
- Fifth generation steel rolling mill, double chamber heating furnace, coarse and intermediate rolling mill.



CURRENT FACILITIES

LONGHAI'S HIGH QUALITY STEEL WIRE IS MANUFACTURED AT THE COMPANY'S EXPANSIVE ON-SITE PRODUCTION FACILITIES.

Newly opened, second production facility incorporates sixth generation technology.

- Facility utilizes a longer and faster production line with specialized heating and cooling designs that enables higher quality and more specialized steel wire.

Annual production capacity increased 67% from 900,000 MT to 1.5 million MT entering 2012.

- Limited production first commenced in Q4 2011. Full capacity to be reached in Q3 2012.







PRODUCTS AND APPLICATIONS

High quality steel wire for use primarily in construction applications; 6.5mm to 10mm diameter.

- Further processed by 3rd-party wire refiners into nails, screws, and wire mesh for use in reinforced concrete and fencing.

Wire manufactured with strict adherence to ISO9001-2000 and GB/700-88 quality standards.

- Purchases driven by prepaid customer orders, largely protecting Longhai from commodity price volatility.
- Billet price movements tracked daily, ensuring effective, rapid response to market conditions.

New facility produces carbon structure steel, cold heading steel and welding rod steel.

- Higher margin product.
- Diameter range of 5.5mm – 18mm.
- Applications include steel wire rope, steel strand, steel belted radial tires and steel welding rod.

LEADING MANUFACTURER IN HEBEI AND RELIABLE WIRE PROVIDER TO THE CONSTRUCTION AND INFRASTRUCTURE INDUSTRIES.






SALES CHANNELS

The Company's high quality steel wire is sold through private distributors and trading companies to third-party processors throughout Hebei and neighboring provinces.

- 100% of distribution in China; 80% in Hebei.
- Manufacturing driven by customer payments, collected in advance.
  - Finance raw material purchases and minimize A/R.
- Dedicated 20-person sales department.
- Strategically located in largest steel-making province in China.
  - 20%of China's steel wire output in 2011

Some of LGHS's top customers include:
Beixin Building Materials (Group) Co., Ltd.
Hebei Huaneng Development Co., Ltd.
Jizhong Energy Group Co., Ltd
Hebei Huatong Co., Ltd.
Sinosteel Iron & Steel Co., Ltd



MAJOR MILESTONES

GROWTH STRATEGY

OPERATIONAL & CORPORATE GOVERNANCE

UPGRADES

MANAGEMENT TEAM & DIRECTORS

MAJOR MILESTONES

January 2007
Longhai's steel wire production facility fully operational.

August 2008
Xingtai Longhai Wire Rod Company spun off from Longhai Group.

March 2010
PRC asset restructured for foreign listing. Longhai merged with U.S. public reporting company OTCBB:ACTN.

July 2010
Formal FCPA compliance policy adopted by Longhai.

Q3 2011
Complete substantial capacity expansion: 67% increase to 1.5M MT.

2007 · 2008 · 2009 · 2010 · 2011

2012

Corporate governance upgraded, U.S. board members added

Production increase of higher quality steel, substantial boost to margins

GROWTH STRATEGY

AS THE CHINESE MARKET FOR HIGH-QUALITY STEEL WIRE CONTINUES TO GROW, LONGHAI HAS DEVELOPED A FOCUSED, EXECUTABLE GROWTH STRATEGY DESIGNED TO CAPITALIZE ON ITS SUPERIOR FACILITIES, FAVORABLE INDUSTRY DYNAMICS AND RELATED OPPORTUNITIES.

Significant near-term expansion of production facilities and capacity.

–Newly constructed adjacent facility to increase annual capacity 67% to 1.5 million MT.
–Facility to produce higher grade wire and command higher margins than Longhai's current products.
–New facility expected to reach full capacity during Third Quarter 2012.
–Large-scale purchase of raw materials to support increased production.

Participate in ongoing industry consolidation and pursue selected strategic acquisition opportunities.

–Capitalize on government actions aimed at consolidation; reduction of new plant construction; lending restrictions.
–Expand operations via acquisition of producers in geographic proximity of current facilities at competitive valuations.
–Limit acquisition targets to producers with modernized / recently overhauled facilities and machinery.

Achieve organic growth primarily via the creation of economies of scale and ongoing improvement of operating efficiencies.

–Use existing and acquired modernized facilities to increase wire-making capacity and improve pricing.
–Continuous expansion of technical expertise to improve processes, increase efficiencies and strengthen cost control.
–Broaden product portfolio and new customer development.

OPERATIONAL & CORPORATE GOVERNANCE UPGRADES

Improved Corporate Governance

- Reconstituted Board of Directors with majority of US Independent Directors – January 2012. Added Steven J. Ross, Dr. Michael W. Grieves, Josh Howell and Jeff Cooke.
- Retained Marcum Bernstein & Pinchuk LLP, an international accounting and advisory firm with offices in the United States and China, for 2011 audit while ensuring smooth handover from previous auditor and timely reporting.
- Began regular communications to shareholders and investors.
- Completed 2011 10-K filing with no restatements or qualifications.

New high grade steel wire

- Currently produced steel wire yields very stable, albeit low margins.
- Higher grade steel wire is technologically more demanding to make and also requires a separate production line. The new facility allows Longhai to develop a new market segment which currently is being serviced through imports.
- Net margins in excess of 6% vs. 2.4 to 3.1% for Longhai's previous products.

Introduction of new ERP system

- Implemented in July 2011, a new ERP (Enterprise Resource Planning) system enables Longhai to achieve higher operational efficiencies and reduce order turnaround time.

MANAGEMENT TEAM

Chaojun Wang — FOUNDER, CHAIRMAN AND CEO

- Over 10 years active management experience in the steel industry, playing integral role in the Company's development, growth & success
- Active participant in PRC industry projects with highly-regarded reputation among industry participants
- Bachelor's Degree, Enterprise Management, from Shijiazhuang Railway College

Heyin Lv — CFO

- Over 15 years experience in financial reporting and treasury management in metallurgical industry
- Certified Public Accountant in China with 5 years auditing experience in Audit Firm
- Joined Longhai Steel Group in April 2008, and served as the CFO of Xingtai Longhai Wire Rod Co., Ltd., the Company's operating subsidiary , from August 2008 to July 2011

Steven J. Ross — EXECUTIVE VICE PRESIDENT & DIRECTOR

- Over 25 years of senior management experience, ranging from high growth private companies to multi-billion divisions of public enterprises
- Managing Director of MTN Capital Partners, a New York-based private equity firm
- Senior executive positions with Toshiba, Dell Computers, Inacom, Intelligent Electronics and National Investment Managers

INDEPENDENT DIRECTORS

Dr. Michael W. Grieves — CHAIRMAN, AUDIT COMMITTEE

- World-recognized expert in Product Lifecycle Management, engineering, manufacturing and information systems, and lectures worldwide on those topics
- Over 40 years of financial and operational executive experience, with over 30 years of board level experience. Consults for a select number of leading industrial organizations, including NASA
- Affiliations and/or appointments with the following universities: Purdue University, University of Iowa, CIMBA Italy, Florida Institute of Technology and Oakland University

Jeff Cooke

- CEO at multiple early stage companies and an executive at Hewlett Packard (HP), Apple Computerand NEC
- President and CEO at Global Digital Strategies, which offers strategic executive leadership and provides the bridge from strategy to execution
- Served as President and Managing Partner of Granite Ventures from January 2007 to the present
- Completed five successful company sales

Joseph 'Josh' Howell

- Senior Vice President of Level 3 Communications (NYSE: LVLT), a global telecommunications company
- Part of core team who launched Level 3, listed it on NASDAQ and played key role in expansion to more than 45 countries
- Previously Senior Vice President of MFS Communications, an international telecommunications company he helped take public



INCOME STATEMENT

MARGIN CONTROL

COMPARABLES

INCOME STATEMENT

AS THE COMPANY HAS BEEN AT MAXIMUM CAPACITY FOR TWO YEARS, REVENUE AND MARGIN VARIATIONS ARE DUE TO STEEL PRICE VARIABILITY (AS MORE FULLY EXPLAINED ON THE NEXT PAGE). THE NEW FACILITY WILL SIGNIFICANTLY BOOST REVENUES AND EARNINGS.

Selected income statement data

($ in millions except EPS)	12 months ended		YOY '11 to '12	Quarterly results		% Chg.
	Q1 2011	Q1 2012		Q1 2011	Q1 2012	
Revenue	$495.4	$617.0	24.65%	$126.30	$135.8	7.50%
Gross Profit	$18.5	$20.4	10.27%	$3.9	$5.6	40.50%
Net Income	$10.3	$12.0	16.50%	$1.9	$2.7	41.90%
EPS (FD)	$1.04	$1.19	15.38%	$0.19	$0.26	36.80%



MARGIN CONTROL

The Company has significantly improved its ability to manage the fluctuation of raw material and final product prices in a sometimes volatile steel market environment.


Steel Wire
Steel Billets
6000
5000
4000
3000
2000
1000
0
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11

New technology and systems added to enhance control systems and modernize facilities.

- Installed a leading inventory tracking and management system that enables real-time tracking of inventory and prices.

Systems and controls installed to reduce buildup of finished goods inventories.

- New capacity to focus on higher margin products.
- 600,000 MT of new output capacity will produce higher grade wire with an expected margin improvement of approximately 2 percentage points on new product output.

COMPARABLES

Longhai Steel is trading at a discount to comparable Chinese public companies. The Company is well-positioned for continued growth:

- Production capacity has recently been expanded by 67%
- Higher quality wire from the new production facility will diversify customer base and generate higher margins

February 1, 2012 $'s millions — **US Listed Chinese Steel/Wire Company Comparables**

Company Name	Exchange: Ticker	Share Price	Market Cap	Revenue (TTM)	Rev Per Share (TTM)	Price/Sales (TTM)	Net Income (TTM)	Diluted EPS (TTM)	Total Debt (MRQ)	Total Debt/Equity (MRQ)	ROE	P/E
Ossen Innovation Co, Ltd.	NASDAQGM: OSN	1.08	21.6	119.8	6.3	0.19	14.5	0.77	72.3	81.4	N/A	1.4
China Gerui Advanced Materials	NASDAQGS: CHOP	4.02	234.4	316.0	6.0	0.73	50.8	0.95	216.2	78.1	23.7%	4.2
General Steel Holdings Inc.	NYSE: GSI	1.1	59.8	2015.0	39.9	0.03	0.5	0.02	1006.0	600.8	4.2%	61.1
Sutor Technology Group Ltd.	NASDAQCM: SUTR	1.25	50.5	460.0	11.3	0.11	15.4	0.38	146.4	72.2	8.1%	3.3
China Precision Steel, Inc.	NASDAQCM: CPSL	0.57	26.6	159.5	3.4	0.16	-1.5	-0.02	45.1	33.7	-1.1%	N/A
Data per Yahoo! Finance as of February 1, 2012	Average		78.6	641.0	13.4	0.24	15.9	0.42	308.0	173.2	7.0%	17.5
Longhai Steel Inc.	NASDAQBB: LGHS	1.50	15.45	608.00	60.80	0.03	11.00	1.19	58.40	0.96	22.35%	1.34

LGHS Information is TTM March 31, 2012



THANK YOU

Longhai Steel Inc.
1 Jingguang Road, Neiqiu County
Xingtai City, Hebei Province, China 054000

Donghi (Cindy) Han
Office: +86-319-688-0502
Mobile: +86-139-3099-8773
Email: dhan@longhaisteelinc.com
Chinese & English

Steven Ross
Tel: (949) 720-1265
Email: sross@longhaisteelinc.com
English

Longhai Steel Inc.
龙海钢铁

Longhai Steel Inc.
龙海钢铁

Longhai Steel Inc. (OTCQB: LGHS) engages in the manufacture and sale of steel wire products in eastern China. It manufactures steel wires ranging in diameter from 6.5mm to 10mm and sells them to various distribution companies. The company's steel wires are processed into various products, such as nails, screws, and wire mesh for use in reinforced concrete and fencing. Longhai Steel Inc. is headquartered in Xingtai, the People's Republic of China.









Industry: **Steel**
Sector: **Basic Materials**

Longhai Steel Inc.
1 Jingguang Road, Neiqiu County
Xingtai City, Hebei Province, China 054000
www.longhaisteelinc.com

Contact:
Dongni (Cindy) Han, Board Secretary
Office: +86-319-688-0502
Mobile: +86-139-3099-8773
Email: dhan@longhaisteelinc.com
Chinese & English

Steven Ross, Executive Vice President
Tel: (949) 720-1265
Email: sross@longhaisteelinc.com
English

Investor Relations:
Derek Gradwell, SVP Natural Resources
MZ North America
Office: (714) 612-7676
dgradwell@mzgroup.us

Scott Powell, SVP
MZ North America
Office: (212) 301-7132
scott.powell@mzgroup.us

Selected Financials

Ticker:	LGHS
Market Cap:	$10.1M
Shares Outstanding:	10.1M
Share Price (4/15/12):	$1.00
Price/Earnings:	0.83X
Revenue (TTM**):	$617M
EPS (TTM**):	$1.20
Cash as of 3/31/12:	$4.7M
52 Week Price Range:	$0.61-$2.25

Growth Strategies

Significant near-term expansion of production facilities and capacity.

- Newly constructed adjacent facility to increase annual capacity 67% to 1.5 million MT.
- Facility to produce higher grade wire and command higher margins than Longhai's current products.
- New facility in operational condition to facilitate full capacity.
- Large-scale purchase of raw materials (upon closing) to support increased production.

Participate in ongoing industry consolidation and pursue selected strategic acquisition opportunities.

- Capitalize on government actions aimed at consolidation; reduction of new plant construction; lending restrictions.
- Expand operations via acquisition of producers in geographic proximity of current facilities at competitive valuations.
- Limit acquisition targets to producers with modernized / recently overhauled facilities and machinery.

Achieve organic growth primarily via the creation of economies of scale and ongoing improvement of operating efficiencies.

- Use existing and acquired modernized facilities to increase wire-making capacity and improve pricing.
- Continuous expansion of technical expertise to improve processes, increase efficiencies, and strengthen cost control.
- Broaden product portfolio and new customer development.

Financial Performance

	TTM*	TTM**	%Chg.	Q1 2011	Q1 2012	%Chg.
Revenue	$495.4M	$617M	24.65%	$126.30M	$135.8M	7.50%
Gross Profit	$18.5M	$20.4M	10.27%	$3.9M	$5.6M	40.50%
Net Income	$10.3M	$12.0M	16.50%	$1.9M	$2.7M	41.90%
EPS (FD)	$1.04	$1.20	15.38%	$0.19	$0.26	36.80%

* as of Q1 2011 ** as of Q1 2012

Management Team & Directors Multinational, Experienced Professionals in All Positions

- Chaojun Wang – *Founder, Chairman and CEO*
- Heyin Lv – *CFO*
- Steven J. Ross – *Executive Vice President & Director*
- Dr. Michael W. Grieves – *Chairman of the Audit Committee*









Expansion Strategies Poised to Meet Market Opportunity:
China is the world's largest steel consumer and producer, accounting for 48% of 2009 global demand, driven by surging urbanization and industrialization throughout the region

- Dominant global leader in crude steel consumption and production
  - 2009 Global Crude Steel – consumed 48%; produced 46%
  - Annual consumption expected to continue rising as per-capita consumption (420 kg) relatively low
  - Favorable headwinds continue to drive production
  - 1H2010 wire production up 16% vs. 1H 2009
- Construction largest driver of steel usage

Market Position
Leading manufacturer in Hebei and reliable wire provider to the construction and infrastructure industries.

- High quality steel wire for use primarily in construction applications; 6.5mm to 10mm diameter.
  - Further processed by 3rd-party wire refiners into nails, screws, and wire mesh for use in reinforced concrete and fencing.
- Wire manufactured with strict adherence to ISO9001-2000 and GB/700-88 quality standards.
  - Steel billet, principal raw material used, accounts for vast majority of production costs.
  - Purchased subsequent to receipt of customer order, largely protecting Longhai from commodity price volatility.
  - Billet price movements tracked daily, ensuring effective, rapid response to market conditions.
- New facility produces carbon structure steel, cold heading steel, and welding rod steel.
  - Higher margin product.
  - Diameter range of 5.5mm – 18mm.
  - Applications include steel wire rope, steel strand, steel belted radial tires, and steel welding rod.

Sales Channels
The Company's high quality steel wire is sold through private distributors and trading companies to third-party processors throughout Hebei, outside Beijing, and neighboring provinces.

- 100% of distribution in China; 80% in Hebei Province
- On-demand manufacturing; payment collected in advance
- Finance raw material purchases and minimize A/R
- Dedicated 20-person sales department
- Strategically located in largest steel-making province in China
- 20% of China's steel wire output in 2011

Top 5 Customers
Beixin Building Materials (Group) Co., Ltd.
Hebei Huaneng Development Co., Ltd.
Jizhong Energy Group Co., Ltd
Hebei Huatong Co., Ltd.
Sinosteel Iron & Steel Co., Ltd

